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                                                                    EXHIBIT 10.7


                                                    C2i




To:     Kim P. Goh                     Fax:     201-332-8163
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From:   John Anthony Whalen, Jr.       Date:    11/03/97
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Re:     Stock Options                  Pages:   1 of 1
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[ ] Urgent   [ ] For Review   [ ] Please Comment   [X] Please Reply
[ ] Please Recycle

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Notes: As discussed this morning, I offer you an additional option to purchase and additional 77,500 shares of C2i Solutions, Inc. under the identical terms and conditions of your previous option.

This increase is attributable to your commitment to increase your participation in strategic decision making, provide referrals to potential clients, and assumption of a larger and more influential role within the Board of Directors.

Please indicate your acceptance below. Thank you again for your cooperation.



/s/ KIM P. GOH
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Kim P. Goh    11/3/97